UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report
(Date of Earliest Event Reported):
November 15, 2017
CAMPBELL SOUP COMPANY

New Jersey	1-3822	21-0419870
State of Incorporation	Commission File Number	I.R.S. Employer Identification No.
One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices
Telephone Number: (856) 342-4800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders
Campbell Soup Company ("Campbell") held its Annual Meeting of Shareholders on November 15, 2017. The final results of voting with respect to each matter of business are set forth below.
1. Election of Directors
The nominees for election to the Board of Directors were elected, each until the next Annual Meeting of Shareholders or their earlier resignation or retirement.  For each nominee, the votes cast for, against, abstentions, and broker non-votes were as follows:

Director	For	Against	Abstain	Broker Non-Votes
Fabiola R. Arredondo	237,836,004	726,136	318,507	21,249,843
Howard M. Averill	237,745,002	808,451	327,194	21,249,843
Bennett Dorrance	235,091,643	3,485,605	303,399	21,249,843
Randall W. Larrimore	234,933,664	3,623,929	323,054	21,249,843
Marc B. Lautenbach	237,767,861	778,318	334,468	21,249,843
Mary Alice D. Malone	236,862,541	1,711,169	306,937	21,249,843
Sara Mathew	233,509,288	5,076,864	294,495	21,249,843
Keith R. McLoughlin	237,823,517	767,394	289,736	21,249,843
Denise M. Morrison	237,638,079	945,925	296,643	21,249,843
Nick Shreiber	237,655,684	912,964	311,999	21,249,843
Archbold D. van Beuren	237,162,937	1,442,189	275,521	21,249,843
Les C. Vinney	237,083,962	1,512,080	284,605	21,249,843

2. Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal 2018
The proposal to ratify the appointment of PricewaterhouseCoopers LLP as Campbell's independent registered public accounting firm for fiscal 2018 was approved. The votes cast for and against this proposal, as well as the abstentions were as follows:

For	Against	Abstain
257,420,011	2,327,332	383,147
There were no broker non-votes for this proposal.

3. Advisory Vote on Fiscal 2017 Executive Compensation
The resolution to approve, on an advisory basis, the compensation of Campbell's executive officers named in the proxy statement for the 2017 Annual Meeting of Shareholders was approved. The votes cast for and against this proposal, as well as the abstentions and broker non-votes, were as follows:

For	Against	Abstain	Broker Non-Votes
229,408,620	8,845,022	627,005	21,249,843

4. Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation
A majority of the shareholders voted for "One Year" for the advisory vote on the frequency of future advisory votes on executive compensation. The votes cast for one year, two years and three years, as well as the abstentions and broker non-votes, were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
225,474,156	569,700	12,175,286	661,505	21,249,843
After considering these results, and consistent with its own recommendation, the Board of Directors of Campbell has determined to provide Campbell's shareholders with an annual advisory vote to approve executive compensation until the next vote on the frequency of such advisory votes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY
(Registrant)

Date: November 17, 2017	By:	/s/ Charles A. Brawley, III
Charles A. Brawley, III
Vice President, Corporate Secretary and Associate General Counsel